UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 3, 2019

DASAN ZHONE SOLUTIONS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-32743	22-3509099
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

7195 Oakport Street

Oakland, California 94621

(Address of Principal Executive Offices, Including Zip Code)

(510) 777-7000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Share Purchase Agreement

As previously disclosed, on October 5, 2018, ZTI Merger Subsidiary III Inc., a Delaware corporation and a fully owned subsidiary of DASAN Zhone Solutions, Inc. (which we refer to as we, us or the Company), which we refer to as the Purchaser, and Riverside KM Beteiligung GmbH, a limited liability company organized under the laws of Germany, or the Seller, entered into a Share Purchase Agreement, or the Purchase Agreement, whereby the Purchaser agreed to purchase all shares in Keymile GmbH, a limited liability company organized under the laws of Germany, or Keymile, and certain of its subsidiaries from the Seller, the sole shareholder of Keymile, subject to satisfaction of certain closing conditions, which we refer to as the Acquisition.  On December 31, 2018, the parties entered into an agreement, or the Pre-Closing Agreement, that amends certain terms of the Purchase Agreement to provide, for an extension of the closing until January 3, 2019, which has now occurred, and certain other matters. The events described in this Current Report on Form 8-K occurred in connection with the closing of the Acquisition.

Following the Acquisition, Keymile became our indirect subsidiary. Keymile is a leading solution provider and manufacturer of telecommunication systems for broadband access.

The aggregate cash purchase price paid for all of the shares of Keymile and certain of its subsidiaries, which we collectively refer to as the Group Entities, was EUR 10,250,000.00. The Purchaser paid this amount with a combination of cash, a loan from DASAN Networks, Inc. (as described below under Loan Agreement) and a draw under our A&R Credit Agreements (as defined in our Form 8-K dated July 17, 2018, which is incorporated herein by reference) with Wells Fargo Bank. The purchase price allocation and analysis is not yet complete, and will be disclosed upon completion.

The Purchase Agreement contains customary representations, warranties and covenants, including, among others, representations regarding the ownership of the shares, covenants that the Seller ensures that the Group Entities conduct their respective businesses in the ordinary and usual course of business consistent with past practice, subject to certain exceptions, during the period between the execution of the Purchase Agreement and the consummation of the Acquisition. The parties obtained representations and warranties insurance in favor of the Purchaser. Seller is liable only for amounts which cannot and could reasonably not be recovered from the representations and warranties insurance.

In the Pre-Closing Agreement, the parties agreed that the Purchaser will indemnify and hold harmless the Seller from certain liabilities which arose or will arise due to the fact that the Acquisition did not close on December 27, 2018, as may have otherwise occurred pursuant to the terms of the Purchase Agreement, as well as with respect to certain legal consequences associated with enforcement of the sell-side W&I insurance policy.

As previously disclosed, we entered into a Guaranty Agreement with the Purchaser in favor of the Seller for a working capital facility (as described in the Purchase Agreement) and the Purchase Price subject to satisfaction of certain closing conditions.

This descriptions of the Acquisition, the Purchase Agreement and the Pre-Closing Agreement do not purport to be complete, and are qualified in their entirety by reference to the full text of the Purchase Agreement and the Pre-Closing Agreement, which are attached as Exhibits 10.1 and 10.3 to this Current Report on Form 8-K, and which are incorporated herein by reference.

Loan Agreement

On December 27, 2018, we entered into a Loan Agreement with DASAN Networks, Inc., a company incorporated under the laws of Korea, which we refer to as DNI, for a US$ 6 million secured term loan.  The loan was used to pay a portion of the Purchase Price for the Acquisition. The term loan will mature on June 27, 2020, bears interest at a rate of 4.6% per annum, is pre-payable at any time by us without premium or penalty, and is secured by thirty percent (30%) of all equity interests owned by us in Keymile, subject to our acquisition of the equity interests in Keymile. The Loan Agreement also contains events of default. Upon the occurrence and during the continuance of an event of default, all outstanding amounts under the Loan Agreement become immediately due and payable and DNI may dispose of the collateral securing the term loan.

DNI owns a majority of the outstanding shares of our common stock, and is party to certain other agreements and lending arrangements with us, as disclosed in our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, each as filed with the Securities and Exchange Commission.

The foregoing description of the Loan Agreement does not purport to be complete, and is qualified in its entirety by reference to the full text of the Loan Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K, and which is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On January 3, 2019, we acquired Keymile indirectly through the consummation of the Acquisition. Keymile is a leading solution provider and manufacturer of telecommunication systems for broadband access. Immediately following the effective time of the Acquisition, we held one hundred percent (100%) of the outstanding shares of the capital shares of Keymile.

The information set forth in Item 1.01 above is incorporated herein by reference.

A copy of the press release announcing the consummation of the Acquisition is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated herein by reference.

Item 8.01 Other Events

Following the decision of the Delaware Chancery Court entitled Sciabacucchi v. Salzberg (Delaware Chancery Court, C.A. No. 2017-0931), it is possible that we may not be able to enforce Section 10 of our bylaws.  The foregoing disclosure is furnished in this Item 8.01 without waiving any rights we may have based on the ultimate outcome of the case.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date that this Current Report on Form 8-K was required to be filed.

(b) Pro Forma Financial Information

The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date that this Current Report on Form 8-K was required to be filed.

(c) Shell Company Transactions

Not applicable.

(d) Exhibits

10.1	Share Purchase Agreement, dated as of October 5, 2018, by and between ZTI Acquisition Subsidiary III Inc. and Riverside KM Beteiligung GmbH

10.2	Loan Agreement, dated as of December 27, 2018, by and between DASAN Zhone Solutions, Inc. and DASAN Networks, Inc.

10.3	Agreement, dated as of December 31, 2018, by and between ZTI Acquisition Subsidiary III Inc. and Riverside KM Beteiligung GmbH, on various issues in relation to postponed closing

99.1	Press Release dated January 3, 2019

EXHIBIT INDEX

Exhibit Number	Description

10.1	Share Purchase Agreement, dated as of October 5, 2018, by and between ZTI Acquisition Subsidiary III Inc. and Riverside KM Beteiligung GmbH

10.2	Loan Agreement, dated as of December 27, 2018, by and between DASAN Zhone Solutions, Inc. and DASAN Networks, Inc.

10.3	Agreement, dated as of December 31, 2018, by and between ZTI Acquisition Subsidiary III Inc. and Riverside KM Beteiligung GmbH, on various issues in relation to postponed closing

99.1	Press Release dated January 3, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 3, 2019	DASAN Zhone Solutions, Inc.

	By:	/s/ Michael Golomb
Michael Golomb
Chief Financial Officer, Corporate Treasurer and Secretary

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